J.J. Kenny               Frank A. Ciccotto, Jr.
65 Broadway              Vice President
New York, NY 10006-2551  Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681

                                 Standard & Poor's
                                        A Division of The McGraw-Hill Companies


October 31, 1996


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., Inc.
14 Wall Street
New York, NY 10005


                   Re:    Insured Municipal Securities Trust,
                          Series 29, New York Navigator Insured Series 11 and New Jersey Navigator Insured Series 8


Gentlemen:

        We have examined the post-effective Amendment to the Registration Statement File No. 33-45890 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

        In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

        You are hereby authorized to file a copy of this letter with the Securities and Exchange Commision.

                                   Sincerely,





                                   Frank A. Ciccotto

FAC/trh

J.J. Kenny               Frank A. Ciccotto, Jr.
65 Broadway              Vice President
New York, NY 10006-2551  Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681

                                 Standard & Poor's
                                        A Division of The McGraw-Hill Companies


October 31, 1996


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., Inc.
14 Wall Street
New York, NY 10005


                    Re:    Insured Municipal Securities Trust,
                           Series 30, and New York Navigator Insured Series 12


Gentlemen:

        We have examined the post-effective Amendment to the Registration Statement File No. 33-53124 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

        In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

        You are hereby authorized to file a copy of this letter with the Securities and Exchange Commision.

                                   Sincerely,





                                   Frank A. Ciccotto

FAC/trh

J.J. Kenny               Frank A. Ciccotto, Jr.
65 Broadway              Vice President
New York, NY 10006-2551  Tax-Exempt Evaluations
Tel 212 770 4422
Fax 212 797 8681

                                 Standard & Poor's
                                        A Division of The McGraw-Hill Companies


October 31, 1996


Reich & Tang Distributors L.P.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., Inc.
14 Wall Street
New York, NY 10005


                             Re:    Insured Municipal Securities Trust,
                                    New York Navigator Series 15 and
                                    New Jersey Navigator Insured Series 11


Gentlemen:

        We have examined the post-effective Amendment to the Registration Statement File No. 33-50891 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

        In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registratin Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

        You are hereby authorized to file a copy of this letter with the Securities and Exchange Commision.

                                   Sincerely,





                                   Frank A. Ciccotto

FAC/trh

Managed Funds Ratings
25 Broadway
New York, NY  10004-1064
Tel     212 208 8000
Fax     212 208 8034


Standard & Poor's
abc

October 31, 1996



Reich & Tang
600 5th Avenue
New York, NY  10020
Gruntal Co. Inc.
14 Wall Street
New York, NY  10005


Re: Insured Municipal Securities Trust, Series 29, New York Navigator Insured Series 11 and New Jersey Navigator Insured Series 8

        It is our understanding that you have filed with the Securities and Exchange Commission a Post Effective Amendment to the above captioned fund, SEC file number 33-45890.

        Since the portfolio is composed solely of securities covered by bond insurance policies that insure against default in the payment of principal and interest on the securities for so long as they remain outstanding and such policies have been issued by one or more insurance companies which have been assigned "AAA" claims paying ability ratings by Standard & Poor's, we reaffirm the assignment of a "AAA" rating to the units of the trust and a "AAA" rating to the securities contained in the trust.

        You have permission to use the name of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and the above-assigned ratings in connection with your dissemination of information relating to these units, provided that it is understood that the ratings are not "market" ratings nor recommendations to buy, hold or sell the units of the trust or the securities in the trust. Further, it should be understood that the rating on the units does not take into account the extent to which fund expenses or portfolio asset sales for less than the fund's purchase price will reduce payment to the unit holders of the interest and principal required to be paid on the portfolio assets. Standard & Poor's reserves the right to advise its own clients, subscribers, and the public of the ratings. Standard & Poor's relies on the sponsor and its counsel, accountants and other experts for the accuracy and completeness of the information submitted in connection with the ratings. Standard & Poor's does not independently verify the truth or accuracy of any such information.

        The letter evidences our consent to the use of the name of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. in connection with the rating assigned to the units in the amendment referred to above. However, this letter should not be construed as a consent by us, within the meaning of Section 7 of the Securities Act of 1933, to the use of the name of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. in connection with the ratings assigned to the securities contained in the trust. You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

          We are pleased to have had the opportunity to be of service to you. If we can be of further help, please do not hesitate to call upon us.

Sincerely,



Sanford B. Bragg
Managing Director

/lv

Managed Funds Ratings
25 Broadway
New York, NY  10004-1064
Tel     212 208 8000
Fax     212 208 8034


Standard & Poor's
abc

October 31, 1996



Reich & Tang
600 5th Avenue
New York, NY  10020
Gruntal Co. Inc.
14 Wall Street
New York, NY  10005


Re: Insured Municipal Securities Trust, Series 30 and New York Navigator Insured Series 12

        It is our understanding that you have filed with the Securities and Exchange Commission a Post Effective Amendment to the above captioned fund, SEC file number 33-53124.

        Since the portfolio is composed solely of securities covered by bond insurance policies that insure against default in the payment of principal and interest on the securities for so long as they remain outstanding and such policies have been issued by one or more insurance companies which have been assigned "AAA" claims paying ability ratings by Standard & Poor's, we reaffirm the assignment of a "AAA" rating to the units of the trust and a "AAA" rating to the securities contained in the trust.

        You have permission to use the name of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and the above-assigned ratings in connection with your dissemination of information relating to these units, provided that it is understood that the ratings are not "market" ratings nor recommendations to buy, hold or sell the units of the trust or the securities in the trust. Further, it should be understood that the rating on the units does not take into account the extent to which fund expenses or portfolio asset sales for less than the fund's purchase price will reduce payment to the unit holders of the interest and principal required to be paid on the portfolio assets. Standard & Poor's reserves the right to advise its own clients, subscribers, and the public of the ratings. Standard & Poor's relies on the sponsor and its counsel, accountants and other experts for the accuracy and completeness of the information submitted in connection with the ratings. Standard & Poor's does not independently verify the truth or accuracy of any such information.

        The letter evidences our consent to the use of the name of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. in connection with the rating assigned to the units in the amendment referred to above. However, this letter should not be construed as a consent by us, within the meaning of Section 7 of the Securities Act of 1933, to the use of the name of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. in connection with the ratings assigned to the securities contained in the trust. You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

          We are pleased to have had the opportunity to be of service to you. If we can be of further help, please do not hesitate to call upon us.

Sincerely,



Sanford B. Bragg
Managing Director

/lv

Managed Funds Ratings
25 Broadway
New York, NY  10004-1064
Tel     212 208 8000
Fax     212 208 8034


Standard & Poor's
abc

October 31, 1996



Reich & Tang
600 5th Avenue
New York, NY  10020
Gruntal Co. Inc.
14 Wall Street
New York, NY  10005


Re: Insured Municipal Securities Trust, New York Navigator Insured Series 15 and New Jersey Navigator Insured Series 11

        It is our understanding that you have filed with the Securities and Exchange Commission a Post Effective Amendment to the above captioned fund, SEC file number 33-50891.

        Since the portfolio is composed solely of securities covered by bond insurance policies that insure against default in the payment of principal and interest on the securities for so long as they remain outstanding and such policies have been issued by one or more insurance companies which have been assigned "AAA" claims paying ability ratings by Standard & Poor's, we reaffirm the assignment of a "AAA" rating to the units of the trust and a "AAA" rating to the securities contained in the trust.

        You have permission to use the name of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and the above-assigned ratings in connection with your dissemination of information relating to these units, provided that it is understood that the ratings are not "market" ratings nor recommendations to buy, hold or sell the units of the trust or the securities in the trust. Further, it should be understood that the rating on the units does not take into account the extent to which fund expenses or portfolio asset sales for less than the fund's purchase price will reduce payment to the unit holders of the interest and principal required to be paid on the portfolio assets. Standard & Poor's reserves the right to advise its own clients, subscribers, and the public of the ratings. Standard & Poor's relies on the sponsor and its counsel, accountants and other experts for the accuracy and completeness of the information submitted in connection with the ratings. Standard & Poor's does not independently verify the truth or accuracy of any such information.

        The letter evidences our consent to the use of the name of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. in connection with the rating assigned to the units in the amendment referred to above. However, this letter should not be construed as a consent by us, within the meaning of Section 7 of the Securities Act of 1933, to the use of the name of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. in connection with the ratings assigned to the securities contained in the trust. You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

          We are pleased to have had the opportunity to be of service to you. If we can be of further help, please do not hesitate to call upon us.

Sincerely,



Sanford B. Bragg
Managing Director

/lv